Exhibit 99.1

NEWS RELEASE
AFC ANNOUNCES ACQUISITION OF THIRTEEN FRANCHISED RESTAURANTS IN TENNESSEE

Atlanta, Georgia, May 2, 2006 – AFC Enterprises, Inc (NASDAQ:AFCE) the franchisor and operator of Popeyes® Chicken & Biscuits, today announced the acquisition of 13 franchised restaurants from Popeyes franchisee Shelton Development Company.
This strategic acquisition of 13 franchised restaurants included 11 restaurants located in the Memphis, TN market and 2 restaurants in the Nashville, TN market. Shelton Development Company will continue its relationship with Popeyes as a developer of Popeyes restaurants.
Ken Keymer, CEO and President stated, “We were attracted to this acquisition because these Tennessee restaurants provide Popeyes additional company-operated test markets for our new menu items, promotional concepts and new restaurant designs which will benefit the entire Popeyes system. In addition, the acquisition of these strong performing restaurants brings geographic diversity to our company-operated restaurant base. “
Corporate Profile
AFC Enterprises, Inc. is the franchisor and operator of Popeyes® Chicken & Biscuits, the world’s second-largest quick-service chicken concept based on number of units. As of February 19, 2006, Popeyes had 1,830 restaurants in the United States, Puerto Rico, Guam and 25 foreign countries. AFC has a primary objective to be the world’s Franchisor of Choice® by offering investment opportunities in its Popeyes Chicken & Biscuits brand and providing exceptional franchisee support systems and services. AFC Enterprises can be found on the World Wide Web at www.afce.com.
AFC Contact Information
Investor inquiries:
Cheryl Fletcher, Director, Finance & Investor Relations
(404) 459-4487 or investor.relations@afce.com
Media inquiries:
Alicia Thompson, Vice President, Popeyes Communications & Public Relations
(404) 459-4572 or popeyescommunications@popeyes.com
Forward-Looking Statement: Certain statements in this release, and other written or oral statements made by or on behalf of AFC or its brand are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management’s current expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number
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NEWS RELEASE
of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: competition from other restaurant concepts and food retailers, the loss of franchisees and other business partners, labor shortages or increased labor costs, increased costs of our principal food products, changes in consumer preferences and demographic trends, as well as concerns about health or food quality, instances of avian flu or other food-borne illnesses, the need to continue to improve our internal controls, adverse effects on operations from Hurricane Katrina, the Company’s ability to recover related losses from its insurers and the economic impact on consumer spending in markets affected by Katrina, the loss of senior management and the inability to attract and retain additional qualified management personnel, limitations on our business under our 2005 Credit Facility, failure of our franchisees, a decline in the number of franchised units, a decline in our ability to franchise new units, slowed expansion into new markets, unexpected and adverse fluctuations in quarterly results, increased government regulation, adverse effects of regulatory actions arising in connection with the restatement of our previously issued financial statements, effects of increased gasoline prices, general economic conditions, supply and delivery shortages or interruptions, currency, economic and political factors that affect our international operations, inadequate protection of our intellectual property and liabilities for environmental contamination and the other risk factors detailed in our 2005 Annual Report on Form 10-K and other documents we file with the Securities and Exchange Commission. Therefore, you should not place undue reliance on any forward-looking statements.
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